SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 28, 2002

DOVER CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE (State or other jurisdiction of incorporation)	1-4018 (Commission File Number)	53-0257888 (IRS Employer Identification No.)

280 Park Avenue, New York, NY (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code:	(212) 922-1640

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Item 7. Financial Statements and Exhibits

Filed with this Form 8-K are the Certificate of Correction to the Restated Certificate of Incorporation and the Dover Corporation Deferred Compensation Plan.

(c)  Exhibits.

         The following exhibits are filed as part of this Report:

3(i)	Certificate of Correction to the Restated Certificate of Incorporation dated as of January 24, 2002.

10	Dover Corporation Deferred Compensation Plan, as amended as of December 31, 2001.*

*	Executive compensation plan or arrangement.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOVER CORPORATION (Registrant)

Date: February 28, 2002	By:	/s/David S. Smith David S. Smith, Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3(i)	Certificate of Correction to the Restated Certificate of Incorporation Dated as of January 24, 2002.

10	Dover Corporation Deferred Compensation Plan, as amended as of December 31, 2001.*

*	Executive compensation plan or arrangement.

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